AIRPLANES GROUP
   Report to Cetificateholders - All numbers in US$ unless otherwise stated

           Payment Date: 15 December , 1997.
           Calculation Date: 9 December , 1997.
(i)     ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)
        ----------------------------------------------------
           ------------------------------------------------------------------------------------------------------
                                                                                                    Balance on
                                               Prior Balance      Deposits        Withdrawals    Calculation Date
           ------------------------------------------------------------------------------------------------------
                                                 10-Nov-97                                           9-Dec-97
           Lessee Funded Account                         0.00            0.00            (0.00)             0.00
           Expense Account (note ii)            11,855,065.04   11,114,898.90    (9,917,604.38)    13,052,359.56
           Collection Account (note iii)       245,346,296.47   49,347,658.69   (62,790,605.47)   231,903,349.69
           ------------------------------------------------------------------------------------------------------
            -  Miscellaneous Reserve            40,000,000.00                                      40,000,000.00
            -  Maintenance Reserve              80,000,000.00                                      80,000,000.00
            -  Security Deposit                 61,835,666.00                                      62,555,691.00
            -  Other Collections                63,510,630.47                                      49,347,658.69
           -----------------------------------------------------------------------------------------------------
           Total                               257,201,361.51   60,462,557.59   (72,708,209.85)   244,955,709.25
           -----------------------------------------------------------------------------------------------------
(ii)    ANALYSIS OF EXPENSE ACCOUNT ACTIVITY
        ------------------------------------
            -------------------------------------------------
            Balance on preceding
            Calculation Date (Nov 10,1997)      11,855,065.04
            Transfer from Collection Account
            (previous Payment Date)             11,058,936.75
            Interest Earned during period           55,962.15
            Payments during period between
            prior Calculation Date and the
            relevant Calculation Date:
             - Payments on previous Payment
               Date                            (2,823,812.79)
             - Other payments                  (7,093,791.59)
                                               --------------
            Balance on relevant Calculation
            Date (Dec 9, 1997)                  13,052,359.56
            -------------------------------------------------
(iii)   ANALYSIS OF COLLECTION ACCOUNT ACTIVITY
        ---------------------------------------
            -------------------------------------------------
            Balance on preceding Calculation
            Date (Nov 10, 1997)                245,346,296.47
            Collections during period           49,347,658.69
            Transfer to Expense Account
            (previous Payment Date)           (11,058,936.75)
            Net transfer to Lessee Funded
            Accounts Aggregate Certificate
            Payments (previous Payment
            Date)                             (51,192,438.80)
            Swap payments (previous Payment
            Date)                                (539,229.92)
                                              ---------------
            Balance on relevant Calculation
            Date (Dec 9, 1997)                 231,903,349.69
        -----------------------------------------------------

                                AIRPLANES GROUP
   Report to Cetificateholders - All numbers in US$ unless otherwise stated


(iii)   ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)
        ------------------------------------------------

        Note:
        Included in the Required Expense Amount is a partial accrual of $5m in respect of costs expected to be incurred in the refinancing of the Subclass A1
        Certificates which is expected to occur in March 1998.

        ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS
        ----------------------------------------------
                  Priority of Payments
            (i)   Required Expense Amount                     28,116,297.55
           (ii)   a) Class A Interest                         11,870,672.58
                  b) Swap Payments                               669,773.26
          (iii)   First Collection Account Top-up            120,000,000.00
           (iv)   Minimum Hedge Payment                          128,250.00
            (v)   Class A Minimum Principal                            0.00
           (vi)   Class B Interest                             1,841,293.93
          (vii)   Class B Minimum Principal                    1,064,461.75
         (viii)   Class C Interest                             2,546,875.00
           (ix)   Class D Interest                             3,625,000.00
            (x)   Second Collection Account Top-up            59,370,691.00
           (xi)   Class A Principal Adjustment Amount                  0.00
          (xii)   Class C Scheduled Principal                          0.00
         (xiii)   Class D Scheduled Principal                          0.00
          (xiv)   Modification Payments                                0.00
           (xv)   Soft Bullet Note Step-up Interest                    0.00
          (xvi)   Class E Minimum Interest                       492,684.17
         (xvii)   Supplemental Hedge Payment                     128,250.00
        (xviii)   Class B Supplemental Principal                       0.00
          (xix)   Class A Supplemental Principal              15,101,460.01
           (xx)   Class D Outstanding Principal                        0.00
          (xxi)   Class C Outstanding Principal                        0.00
         (xxii)   Class E Supplemental Interest                        0.00
        (xxiii)   Class B Outstanding Principal                        0.00
         (xxiv)   Class A Outstanding Principal                        0.00
          (xxv)   Class E Accrued Unpaid Interest                      0.00
         (xxvi)   Class E Outstanding Principal                        0.00
        (xxvii)   Charitable Trust                                     0.00
                                                           ----------------
         Total Payments with respect to Payment Date         244,955,709.25
                      Less Collection Account Top-Ups
                      ((iii) and (x)above)                 (179,370,691.00)
                                                           ----------------
                                                              65,585,018.25
                                                           ================

                             AIRPLANES GROUP
Report to Cetificateholders - All numbers in US$ unless otherwise stated

(iv)   PAYMENT ON THE CERTIFICATES
       ---------------------------
       ------------------------------------------------------------------
       (a) FLOATING RATE CERTIFICATES                                   A-1              A-2              A-3              A-4
           --------------------------
           Applicable LIBOR                                        5.68750%         5.68750%         5.68750%         5.68750%
           Applicable Margin                                       0.25000%         0.32000%         0.47000%         0.62000%
           Applicable Interest Rate                                5.93750%         6.00750%         6.15750%         6.30750%
           Interest Amount Payable                             3,925,347.22     3,504,375.00     2,394,583.33       981,166.67
           Step Up Interest Amount                                     0.00             0.00             0.00             0.00

           Opening Principal Balance                         850,000,000.00   750,000,000.00   500,000,000.00   200,000,000.00
           Minimum Principal Payment Amount                            0.00             0.00             0.00             0.00
           Adjusted Principal Payment Amount                           0.00             0.00             0.00             0.00
           Supplemental Principal Payment Amount                       0.00             0.00             0.00             0.00
           Total Principal Distribution Amount                         0.00             0.00             0.00             0.00
           Redemption Amount
            - amount allocable to principal                            0.00             0.00             0.00             0.00
            - premium allocable to premium                             0.00             0.00             0.00             0.00
                                                             -----------------------------------------------------------------
           Outstanding Principal Balance (Dec 15, 1997)      850,000,000.00   750,000,000.00   500,000,000.00   200,000,000.00
       -----------------------------------------------------------------------------------------------------------------------
       -------------------------------------------------------------------------------------
                                                                        A-5          Class B
           Applicable LIBOR                                        5.68750%         5.68750%
           Applicable Margin                                       0.35000%         1.10000%
           Applicable Interest Rate                                6.03750%         6.78750%
           Interest Amount Payable                             1,065,200.36     1,841,293.93
           Step Up Interest Amount                                     0.00             0.00

           Opening Principal Balance                         226,839,472.34   348,784,959.40
           Minimum Principal Payment Amount                            0.00     1,064,461.75
           Adjusted Principal Payment Amount                                            0.00
           Supplemental Principal Payment Amount              15,101,460.01             0.00
           Total Principal Distribution Amount                15,101,460.01     1,064,461.75
           Redemption Amount
            - amount allocable to principal                            0.00             0.00
            - premium allocable to premium                             0.00             0.00
                                                             -------------------------------
           Outstanding Principal Balance (Dec 15, 1997)      211,738,012.33   347,720,497.65
       -------------------------------------------------------------------------------------

       -------------------------------------------------------------------------------------
       (b) FIXED RATE CERTIFICATES                                  Class C          Class D
           -----------------------
           Applicable Interest Rate                                 8.1500%         10.8750%
           Interest Amount Payable                             2,546,875.00     3,625,000.00

           Opening Principal Balance                         375,000,000.00   400,000,000.00
           Scheduled Principal Payment Amount                          0.00             0.00
           Redemption Amount
            - amount allocable to principal                            0.00             0.00
            - amount allocable to premium                              0.00             0.00
           Pool Factors and scheduled dollar amount for
           each class                                                  0.00             0.00
                                                             -------------------------------
           Outstanding Principal Balance (Dec 15, 1997)      375,000,000.00   400,000,000.00
       -------------------------------------------------------------------------------------

       Table of rescheduled Pool Factors                                n/a              n/a
         in the event of a partial redemption


                                AIRPLANES GROUP
   Report to Cetificateholders - All numbers in US$ unless otherwise stated

(v)   FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD (Aggregate Amounts)
      ------------------------------------------------------------------------------------------
      ------------------------------------------------------------------------------------------------------------------------
                                                                         A-1              A-2             A-3              A-4
      Applicable LIBOR                                              5.98047%         5.98047%        5.98047%         5.98047%
      Applicable Margin                                             0.25000%         0.32000%        0.47000%         0.62000%
      Applicable Interest Rate                                      6.23047%         6.30047%        6.45047%         6.60047%
      ------------------------------------------------------------------------------------------------------------------------
      ---------------------------------------------------------------------------------------
                                                                         A-5          Class B
      Applicable LIBOR                                              5.98047%         5.98047%
      Applicable Margin                                             0.35000%         1.10000%
      Applicable Interest Rate                                      6.33047%         7.08047%
      ---------------------------------------------------------------------------------------

(vi)  CURRENT PERIOD PAYMENTS (Per $100,000 Initial Outstanding Principal Balance of Certificates)
      --------------------------------------------------------------------------------------------
      ------------------------------------------------------------------------------------------------------------------------
      (a) FLOATING RATE CERTIFICATES
          --------------------------
                                                                        A-1               A-2             A-3              A-4
          Opening Principal Amount                                 8,500.00          7,500.00        5,000.00         2,000.00
          Total Principal Payments                                     0.00              0.00            0.00             0.00
                                                                   -----------------------------------------------------------
          Closing Outstanding Principal Balance                    8,500.00          7,500.00        5,000.00         2,000.00

          Total Interest                                              39.25             35.04           23.95             9.81
          Total Premium                                                0.00              0.00            0.00             0.00
      ------------------------------------------------------------------------------------------------------------------------
      ---------------------------------------------------------------------------------------
                                                                        A-5           Class B
          Opening Principal Amount                                 2,268.39          3,487.85
          Total Principal Payments                                   151.01             10.64
                                                                   --------------------------
          Closing Outstanding Principal Balance                    2,117.38          3,477.20

          Total Interest                                              10.65             18.41
          Total Premium                                                0.00              0.00
      ---------------------------------------------------------------------------------------
      ---------------------------------------------------------------------------------------
      (b) FIXED RATE CERTIFICATES
          -----------------------
                                                                    Class C           Class D
          Opening Principal Amount                                 3,750.00          4,000.00
          Total Principal Payments                                     0.00              0.00
                                                                   --------------------------
          Outstanding Principal Balance                            3,750.00          4,000.00

          Total Interest                                              25.47             36.25
          Total Premium                                                0.00              0.00
      ---------------------------------------------------------------------------------------